EXHIBIT 10.(i)
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                               NOTE CALL AGREEMENT

                  NOTE CALL AGREEMENT, dated as of May 26, 1999, between Suburban Propane, L.P., a limited partnership organized under the laws of the State of Delaware (the "Purchaser"), and Mellon Bank, N. A., a national banking association (the "Lender").

                                    RECITALS:

                  A. Suburban Energy Services Group LLC, a limited liability company organized under the laws of the State of Delaware (the "Borrower"), has entered into the Term Loan Agreement, dated as of May 26, 1999 (as amended from time to time, the "Loan Agreement"), with the Lender. The Purchaser will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement.

                  B. It is a condition precedent to the extension of credit under the Loan Agreement that the Purchaser execute and deliver the Note Purchase Agreement (the "Note Purchase Agreement") obliging the Purchaser to purchase from the Lender the Promissory Note of the Borrower, dated May 26, 1999, issued under the Loan Agreement (together with any replacement therefor under the Loan Agreement, the "Note"), upon the terms and subject to the conditions set forth therein. This Agreement is being entered into by the parties, among other things, to induce the Purchaser to enter into the Note Purchase Agreement.

                  NOW,  THEREFORE,   in  consideration  of  the  premises,   and
intending to be legally bound, the Purchaser hereby agrees as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  1.1  DEFINITIONS.

                  (a) CERTAIN DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given in the Loan Agreement. In addition to the other terms defined elsewhere in this Agreement, as used herein the following terms shall have the following meanings:

                  "Borrower   Obligations"   shall  mean  any  and  all  of  the
               obligations of the Borrower under the Loan Agreement, the Note or the other Loan Documents to which the Borrower is a party or by which it is bound.

                  "Loan   Documents"   shall  mean  the  Loan  Agreement,   this
               Agreement, and all agreements and instruments from time to time delivered under or in connection with any of the foregoing, in each case as the same may be amended from time to time.

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                  "Call  Purchase  Date"  shall mean such date after the date on which an Event of Default has occurred, as shall be specified in written notice from the Purchaser to the Lender as the "Call Purchase Date" hereunder, but in any event not less than five Business Days after the date of such notice.

                  "Purchaser Credit Agreement" shall mean the Second Amended and
               Restated Credit Agreement, dated as of May 26, 1999, among the Purchaser, First Union National Bank, as Administrative Agent, and the lenders party thereto, as the same may be amended, restated, renewed or supplemented from time to time, and any credit agreement or loan agreement that refinances, replaces or is substituted for the Purchaser Credit Agreement or any refinancing, replacement or substitute credit or loan agreement.

                                   ARTICLE II

                                      CALL

                  2.1 CALL. The Purchaser shall have the absolute, unconditional and irrevocable right (but not the obligation, except as and to the extent set forth under the Note Purchase Agreement) to purchase from the Lender, and the Lender shall be absolutely, unconditionally and irrevocably obliged to transfer and sell to the Purchaser, on the Call Purchase Date, the Note for a purchase price equal to the then outstanding unpaid principal amount of and accrued interest on the Note, together with all other amounts then due and payable by the Borrower to the Lender under the Loan Agreement. Such payment shall be made against delivery by the Lender to the Purchaser of an Assignment of Note in substantially the form of Exhibit A to this Agreement . The purchase of the Note by the Purchaser shall be without representation, warranty or recourse of any kind from the Lender, other than the representation that the Lender is transferring the Note free and clear of any lien, charge or other encumbrance created by the Lender. The right of the Purchaser hereunder is in no way conditioned upon any attempt by the Lender to collect from or proceed against the Borrower or any other Person or any other event or circumstance.

                  2.2 REINSTATEMENT. This Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment of any of the Borrower Obligations is avoided, rescinded or must otherwise be returned by the Lender for any reason, all as though such payment had not been made.

                  2.3 PAYMENTS. All payments to be made by the Purchaser pursuant to this Agreement shall be made in funds immediately available at the Lender's office at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, without setoff, counterclaim, withholding or other deduction of any nature. All payments made by the Purchaser pursuant to this Agreement may be applied to the Borrower Obligations and all other amounts payable under this Agreement in such order as the Lender may elect.

                  2.4 CONTINUING AGREEMENT. This Agreement shall continue in full force and effect until all Borrower Obligations and all other amounts payable under this Agreement have been paid in cash, and all commitments to

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extend credit under the Loan Documents have terminated,  subject in any event to reinstatement in accordance with Section 2.2. Without limiting the generality of the foregoing, the Lender hereby irrevocably waives any right to terminate or revoke this Agreement.

                  2.5 RELEASE OF COLLATERAL. The Lender agrees with the Purchaser that it will not release or exchange any collateral securing the Note except in connection with the exercise of its remedies under the Pledge Agreement or pursuant to the Note Purchase Agreement.

                                  ARTICLE III

                                 MISCELLANEOUS

                  3.1 AMENDMENTS, ETC. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by the Lender of its obligations hereunder, shall in any event be effective unless in a writing manually signed by the Purchaser. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  3.2 NO IMPLIED WAIVER; REMEDIES CUMULATIVE. No delay or failure of a party in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the parties under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement, at law, or otherwise.

                  3.3 NOTICES. Except to the extent, if any, otherwise expressly provided herein, all notices and other communications (collectively, "notices") under this Agreement shall be in writing (including facsimile transmission) and shall be sent by first-class mail, by nationally-recognized overnight courier, by personal delivery, or by facsimile transmission, in all cases with charges prepaid. All notices shall be sent, if to the Purchaser, to its address specified on the signature page hereof, or if to the Lender, to its address specified in the Loan Agreement, or, in any case, to such other address as shall have been designated by the applicable party by notice to the other party hereto. Any properly given notice shall be effective when received, except that properly given notices to the Purchaser shall be effective at the following time, if earlier: if given by telephone, when telephoned; if by first-class mail, three Business Days after deposit in the mail; if by overnight courier, one Business Day after pickup by such courier; and if by facsimile transmission, upon transmission (receipt confirmed). The Lender may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of the Purchaser, and the Lender shall have no duty to verify the identity or authority of the Person giving such notice.

                  3.4 EXPENSES. The Purchaser agrees to pay upon demand all reasonable expenses (including reasonable fees and expenses of counsel) which

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the  Lender  may  incur  from  time to time  arising  from  or  relating  to the administration of, or exercise, enforcement or preservation of rights or remedies under, this Agreement.

                  3.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements with respect to such subject matter.

                  3.6 SURVIVAL. All representations and warranties of the Purchaser contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Lender, any extension of credit, or any other event or circumstance whatever.

                  3.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same agreement.

                  3.8 CONSTRUCTION. In this Agreement, unless the context otherwise clearly requires, references to the plural include the singular, the singular the plural, and the part the whole; the neuter case includes the masculine and feminine cases; and "or" is not exclusive. In this Agreement, any references to property (or similar terms) include any interest in such property (or other item referred to); "include," "includes," "including" and similar terms are not limiting; "hereof," "herein," "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision; and "expenses," "costs," "out-of-pocket expenses" and similar terms include the charges of in-house counsel, auditors and other professionals of the relevant Person to the extent that such charges are routinely identified and charged under such Person's cost accounting system. Section and other headings in this Agreement, and any table of contents herein, are for reference purposes only and shall not affect the interpretation of this Agreement in any respect. Section and other references in this Agreement are to this Agreement unless otherwise specified. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of suretyships in favor of a surety nor any doctrine of construction of ambiguities against the party controlling the drafting shall apply to this Agreement.

                  3.9 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Lender, its successors and assigns, and shall inure to the benefit of and be enforceable by the Purchaser and its successors and assigns. Without limitation of the foregoing, the Lender (and any successive assignee or transferee) from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any Borrower Obligations, including the Note, to any other Person, and such Note and Borrower Obligations (including any Borrower Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain the Note and Borrower Obligations entitled to the benefit of this Agreement, and

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to the extent of its interest in such Note and other Borrower  Obligations  such other Person shall be vested with all the benefits in respect thereof granted to the Lender in this Agreement or otherwise; PROVIDED that any assignee shall, as a condition to such assignment, agree in writing to be bound by this Agreement, as and to the extent it applies to the Lender, as if such assignee was an original signatory hereto.

                  3.10 CERTAIN LEGAL MATTERS.

                  (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, exclusive of choice of law principles.

                  (b) SUBMISSION TO JURISDICTION AND VENUE; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL; Etc. To the fullest extent permitted by law, the Lender hereby irrevocably and unconditionally:

                       (i) agrees that any action, suit or proceeding by any Person arising from or relating to this Agreement or any other Loan Document or any statement, course of conduct, act, omission or event in connection with any of the foregoing (collectively, "Related Litigation") may be brought in any state or federal court of competent jurisdiction sitting in New York, New York, submits to the jurisdiction of such courts, (but nothing herein shall affect the right of the Lender to bring any Related Litigation in any other forum);

                       (ii) acknowledges that such courts will be the most convenient forum for any Related Litigation, waives any objection to the laying of venue of any Related Litigation brought in any such court, waives any claim that any Related Litigation brought in any such court has been brought in an inconvenient forum, and waives any right to object, with respect to any Related Litigation, that such court does not have jurisdiction over it;

                       (iii) consents  and  agrees  to  service of any  summons,
                    complaint or other legal process in any Related Litigation by registered or certified U.S. mail, postage prepaid, to it at the address for notices described in this Agreement, and consents and agrees that such service shall constitute in every respect valid and effective service (but nothing herein shall affect the validity or effectiveness of process served in any other manner permitted by law); and

                       (iv) waives the right to trial by jury in any Related Litigation.

                  (c) LIMITATION OF LIABILITY. To the fullest extent permitted by law, no claim may be made by the Purchaser against the Lender or any affiliate, director, officer, employee, attorney or agent of the Lender for any special, indirect, consequential or punitive damages in respect of any claim arising from or relating to this Agreement or any other Loan Document or any statement,

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               course of conduct,  act, omission or event in connection with any of the foregoing (whether based on breach of contract, tort or any other theory of liability); and the Purchaser hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have executed and delivered this Note Call Agreement by their duly authorized representatives as of the date first above written.

                                                 SUBURBAN PROPANE, L.P.

                                                 By:
                                                    ----------------------------

                                                 Name:
                                                      --------------------------

                                                 Title:
                                                       -------------------------

                                                 Address for Notices:

                                                    One Suburban Plaza
                                                    240 Route 10 West
                                                    Whippany, NJ  07981

                                                 Attn:  Robert Plante
                                                 Telephone:  (973) 503-9110
                                                 Fax:  (973) 515-5994




                                                 MELLON BANK, N.A.

                                                 By:
                                                    ----------------------------

                                                 Name:
                                                      --------------------------

                                                 Title:
                                                       -------------------------



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                                    EXHIBIT A

                           Form of Assignment of Note

                               Assignment of Note


                  FOR VALUE RECEIVED, Mellon Bank, N.A. ("Assignor") hereby sells, assigns and transfers to Suburban Propane, L.P. ("Assignee"), without recourse, representation or warranty (express or implied) except as set forth in the next sentence hereof, all of Assignor's right, title and interest in and to the promissory note dated May 26, 1999, of Suburban Energy Services Group LLC. Assignor represents to Assignee that Assignor is transferring such promissory note free and clear of any lien, charge or other encumbrance created by Assignor.

                                           Mellon Bank, N.A.

                                           By:
                                              ----------------------------------

                                              (Signature)

                                           Name:
                                                --------------------------------

                                           Title:
                                                 -------------------------------

Date:
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